Exhibit 10.10

                                HIATUS COMMERCE CENTER
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       4700 Hiatus Road, Suite 153 * Sunrise, FL 33351 * (954) 572-9159 *
                              Fax: (954) 746-7306

December 10, 2010

                  FIRST ADDENDUM TO LEASE DATED JANUARY 24,2006
                                     BETWEEN
                           HIATUS COMMERCE CENTER and
                              Young Aviation, LLC.

This Addendum sets forth-additional provisions between HIATUS COMMERCE CENTER and Young Aviation, LLC. In the event of any conflict between the Lease Agreement and (his Amendment, then the provisions set forth in this Amendment shall prevail.

1. Lessor agrees to Lease Suite 253 for the period of two (2) year and one (1) months, commencing on January 1,2011 and terminating on January 31,2013. The rental rule for Suite 252 will be as follows:

            Jan 11 - Jan 13 $531.25 rent + $31.88 sales tax = $563.13

2. Upon signing this agreement a Security Deposit in the amount of $563.13, and first full month's rent (January 2011) in the amount of $563.13, for a total of $1, 126,26 will be due and payable upon signing,

3. Tenant agrees to extend their lease for Suite 252 and Bay 406 for un additional two (2) years, amending the termination date of their lease to be January 31, 2013. The rental rate for unit 252 and Day 206 will be as follows:

Suite 252 Feb 11-Jan 13 $708.75 base rent + $42.53 sales tax - $751.28 per month Bay 406 Feb 11-Jan 13 $170,00 base rent + $10.20 sales tax - $180.02 per month

4. All terms und conditions of the original Lease not altered above shall continue to be in effect. 5. This offer is not valid unless signed by both parties. Signed and dated this day of, December 2010.

5.   This offer is not valid unless signed by both parties.

Signed and dated this 10th day of, December 2010


/s/ Joel Young                               /s/ Benjamin J. Genet
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Joel Young                                   Benjamin J, Genet, President
YOUNG AVIATION, LLC                          HIATUS COMMERCE CENTER